UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 29, 2021

VITAXEL GROUP LIMITED

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55685	30-0803939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bangunan Cheong Wing Chan Level 4, 41-51, Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	+603 – 2143 - 2889
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On November 26, 2021, Vitaxel Group Limited (the “Company”) dismissed Dale Matheson Carr-Hilton LaBonte LLP ("DMCL") as the Company's independent registered public accounting firm, effective immediately.

The audit reports of DMCL on the consolidated financial statements of the Company for the most recent fiscal year ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for a “going concern” contingency.

During the Company's most recent fiscal year ended December 31, 2020 and during the subsequent interim period from January 1, 2021 through November 26, 2021, (i) there were no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to DMCL's satisfaction, would have caused DMCL to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DMCL with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of DMCL's letter to the SEC stating whether it agrees with the statements made in this report is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On November 26, 2021, the Board of Directors of the Company engaged Pan-China Singapore PAC ("PAC") as the Company's independent registered public accounting firm for the year ending December 31, 2021.

During the most recent fiscal year ended December 31, 2020 and during the subsequent interim period from January 1, 2021 through November 26, 2021, neither the Company nor anyone on its behalf consulted PAC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that PAC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” , each as defined in Regulation S-K Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit 16.1	Letter from DMCL to Securities and Exchange Commission, dated November 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2021	VITAXEL GROUP LIMITED

	By:	/s/ Leong Yee Ming
		Name:	Leong Yee Ming
		Title:	Chief Executive Officer